UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 26, 2021

Date of Report (Date of earliest event reported)

MANA CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green, Suite 12490, Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 281-2147

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.00001,
one redeemable warrant to purchase one-half of one share of common stock and one right to acquire 1/7th of one share of common stock	MAAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.00001	MAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	MAAQW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one share of common stock	MAAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K, on November 26, 2021, Mana Capital Acquisition Corp., a Delaware corporation (the “Company”) consummated its initial public offering (the “IPO”) of 6,200,000 units (the “Units”).

Each Unit consists of one share of common stock of the Company, par value $0.00001 per share (the “Common Stock”), one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment, and one right to receive one-seventh (1/7) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $62,000,000. Simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 2,500,000 warrants (the “Private Warrants”) to Mana Capital LLC, a Delaware limited liability company (the “Sponsor”), at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $2,500,000.

A total of $62,000,000 of the proceeds from the sale of the Units and Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet of the Company as of November 26, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 930,000 additional units to cover over-allotments (the “Option Units”), if any. On November 30, 2021, the underwriters purchased an additional 300,000 Option Units pursuant to the partial exercise of the Over-Allotment Option. The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $3,000,000. Pursuant to the Second Amended and Restated Subscription Agreement between the Sponsor and the Company, the Company issued the Sponsor a total of 75,000 shares of Common Stock in connection with the partial exercise by the underwriters of the Over-Allotment Option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet dated November 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Mana Capital Acquisition Corp.

Dated: December 2, 2021	By:	/s/ Jonathan Intrater
	Name:	Jonathan Intrater
	Title:	Chief Executive Officer